Trade and other payables	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and other payables

	$ million
	Dec 31, 2023		Dec 31, 2022
	Current	Non-current	Current	Non-current
Trade payables	34,591	—	42,632	—
Other payables [A]	9,887	2,835	10,059	3,148
Sales taxes, excise duties and similar levies	3,105	—	3,270	—
Amounts due to joint ventures and associates	7,519	33	8,441	31
Accruals and deferred income	13,135	235	14,955	253
Total	68,237	3,103	79,357	3,432
[A]Includes obligations under environmental compliance schemes of $4,046 million as at December 31, 2023 (2022: $4,710 million). (See Note 5).
The fair value of financial liabilities included above approximates the carrying amount and was determined from predominantly unobservable inputs.
Other payables include amounts due to joint arrangement partners and in respect of other project-related items.
Information about offsetting, collateral and liquidity risk is presented in Note 25.